Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT [HSH/AS B737-800]

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of May 29, 2009 (this “Amendment”), is to the Credit Agreement, dated as of October 19, 2005 (as amended and supplemented from time to time, the “Credit Agreement”), among (i) ALASKA AIRLINES, INC., an Alaska corporation (the “Borrower”), (ii) EACH LOAN PARTICIPANT IDENTIFIED ON SCHEDULE I HERETO, and (iii) HSH NORDBANK AG NEW YORK BRANCH, as the Security Agent acting on behalf of the Loan Participants (the “Security Agent”), as amended by Amendment No. 1 to Credit Agreement dated as of March 27, 2007 and Amendment No. 2 to Credit Agreement dated as of November 26, 2007, among the Borrower, each Loan Participant and the Security Agent.

W I T N E S S E T H:

WHEREAS, the parties hereto have previously entered into the Credit Agreement; and

WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as provided herein.

NOW THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Credit Agreement.

Section 2. Amendments to Credit Agreement.  This Amendment shall be effective as of May 29, 2009 (the “Amendment Effective Date”), provided that all Loan Participants, the Borrower and the Security Agent have signed this Amendment and the conditions precedent in Section 3 have been satisfied to the satisfaction of the Loan Participants and the Security Agent.  From the Amendment Effective Date, the Credit Agreement (and to the extent of an amendment to the definitions in Annex A to the Credit Agreement, Annex A to each other document between the parties) shall be amended as follows:

(a)           Schedule III to the Credit Agreement is hereby replaced with a new Schedule III in the form specified in Annex A hereto.

(b)           In Annex A, the definition of “Facility Amount” shall be amended and restated in its entirety as follows:

““Facility Amount” means $90,500,000, or such lesser amount as is specified in Schedule III to the Credit Agreement, as cancelled or reduced by the Borrower under Section 3.5 or Section 3.6(a) of the Credit Agreement.”

Section 3. Condition Precedent.  The effectiveness of this Amendment is subject to the receipt by the Security Agent of a certificate of the Secretary or an Assistant Secretary of the Borrower as to the incumbency and specimen signature of the officer of the Borrower who shall

Section 4. have executed this Amendment on behalf of the Borrower on or about the date hereof, which shall be satisfactory to the Security Agent in form and substance.

Section 5. Scope and Effectiveness of Amendment.

(a) This Amendment and the agreements set forth herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns from and after the Amendment Effective Date.  This Amendment shall not have retroactive effect and the original provisions contained in the Credit Agreement shall apply up to the Amendment Effective Date.

(b) On and after the Amendment Effective Date (i) this Amendment shall become a part of the Credit Agreement, and (ii) each reference in (x) the Credit Agreement to “this Agreement”, “hereof” or “hereunder” or words of like import, and (y) any other Operative Document to the “Credit Agreement”, shall be a reference to the Credit Agreement, as amended or modified hereby.

(c) Except as expressly amended or modified hereby, the Credit Agreement, as amended prior to the date hereof, shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

(d) Each party hereto agrees and acknowledges that this Amendment constitutes an “Operative Document” under the Credit Agreement.

Section 6. Miscellaneous.

6.1 Notices.  Section 10 of the Credit Agreement shall apply hereto as if set out in full in this Amendment.

6.2 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

6.3 Expenses.  The Borrower agrees to pay the costs and expenses of the Security Agent and the Lenders, including reasonable fees and expenses of Vedder, Price, Kaufman & Kammholz, P.C. in connection with the negotiation, preparation, execution and delivery of this Amendment.

6.4 Captions.  Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

6.5 Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

6.6 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall in all respects be governed by, and construed in accordance with, the law of the State of New York.

(b) Each party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement against another party or its properties in the courts of any jurisdiction.

(c) Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 5.6(b).  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10 of the Credit Agreement.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7. Direction.  The Lenders direct the Security Agent to execute this Amendment.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

ALASKA AIRLINES, INC., Borrower By: Name: Title:
HSH NORDBANK AG NEW YORK BRANCH, Security Agent By: Name: Title: By: Name: Title:
LOAN PARTICIPANTS: HSH NORDBANK AG NEW YORK BRANCH By: Name: Title: By: Name: Title:
NORDDEUTSCHE LANDESBANK GIROZENTRALE By: Name: Title: By: Name: Title: RZB FINANCE LLC By: Name: Title:
HYPO PUBLIC FINANCE USA, INC. By: Name: Title: By: Name: Title:
KAUPTHING BANK HF. By: Name: Title:

SCHEDULE III*

* Indicates that Schedule III in its entirety has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.